John Hancock Investors Trust (the “fund”)

Supplement dated May 15, 2013

to Base Prospectus, dated March 1, 2013, as may be supplemented, and

Statement of Additional Information Dated March 1, 2013

Barry H. Evans, CFA no longer serves as a portfolio manager of the Fund. Accordingly, all references to Barry H. Evans, CFA as a portfolio manager on the investment management team of the Fund are removed from the Base Prospectus and Statement of Additional Information of the Fund.

The other portfolio managers of the Fund, Jeffrey N. Given, CFA and John F. Iles, continue to manage the Fund.

You should read this Supplement in conjunction with the Base Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.